Commitments, Guarantees and Contingent Liabilities (Amounts Due of Certain Computer Systems Operated and Maintained under Non-cancelable Contracts with Third-party Service Providers) (Detail) - JPY (¥)
¥ in Millions
	Dec. 31, 2022	Mar. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Within one year	¥ 5,984	¥ 5,205
More than one year	7,688	5,569
Total	¥ 13,672	¥ 10,774